Ambac Financial Group One World Trade Center, 41st Floor, New York, NY 10007 All Rights Reserved | 800-221-1854 | www.ambac.com • June 13, 2024 INVESTOR PRESENTATION BMO CAPITAL MARKETS INSURANCE CONFERENCE pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ambac Financial Group, Inc. Commission File No.: 1-10777 Date: June 13, 2024 Filed by Ambac Financial Group, Inc.

PAGE 1 Disclaimers In this presentation, we have included statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” . Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the share purchase agreement by and among AFG, Cirrata V LLC (the “Purchaser”) and certain sellers set forth therein; (2) the outcome of any legal proceedings that may be instituted against the parties to the transaction; (3) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or to satisfy any of the other conditions to the transaction on a timely basis or at all; (4) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management’s attention from ongoing business operations and opportunities; (6) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (7) the ability of the parties to consummate the transaction and the timing of the transaction; (8) the high degree of volatility in the price of AFG’s common stock; (9) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses; (10) inadequacy of reserves established for losses and loss expenses and the possibility that changes in loss reserves may result in further volatility of earnings or financial results; (11) potential for rehabilitation proceedings or other regulatory intervention or restrictions against AAC; (12) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (13) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (14) our inability to generate the significant amount of cash needed to service our debt and financial obligations, and our inability to refinance our indebtedness; (15) Ambac’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (16) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (17) greater than expected underwriting losses in the Company’s specialty property and casualty insurance business; (18) failure of specialty insurance program partners to properly market, underwrite or administer policies; (19) inability to obtain reinsurance coverage on expected terms; (20) loss of key relationships for production of business in specialty property and casualty and insurance distribution businesses or the inability to secure such additional relationships to produce expected results; (21) the impact of catastrophic public health, environmental or natural events, or global or regional conflicts, on significant portions of our insured portfolio; (22) credit risks related to large single risks, risk concentrations and correlated risks; (23) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (24) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (25) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (26) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (27) disagreements or disputes with Ambac's insurance regulators; (28) loss of control rights in transactions for which we provide financial guarantee insurance; (29) inability to realize expected recoveries of financial guarantee losses; (30) risks attendant to the change in composition of securities in Ambac’s investment portfolio; (31) adverse impacts from changes in prevailing interest rates; (32) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisitions; (33) factors that may negatively influence the amount of installment premiums paid to Ambac; (34) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith; (35) the Company’s ability to adapt to the rapid pace of regulatory change; (36) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (37) system security risks, data protection breaches and cyber attacks; (continued onto next slide) Forward Looking Statements

PAGE 2 Disclaimers (continued) (38) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (39) failures in services or products provided by third parties; (40) political developments that disrupt the economies where the Company has insured exposures; (41) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (42) fluctuations in foreign currency exchange rates; (43) failure to realize our business expansion plans or failure of such plans to create value; (44) greater competition for our specialty property and casualty insurance business and/or our insurance distribution business; (45) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (46) disintermediation within the insurance industry or greater competition from technology-based insurance solutions; (47) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; and (49) other risks and uncertainties that have not been identified at this time. Presentation of Financial Information Financial amounts for Beat Capital Partners presented in this investor presentation have been converted from British pounds to U.S. Dollars. Financial information identified in this offering circular as “combined” is the arithmetic sum of the historical results for Cirrata Group and Beat Capital Partners and does not give effect to the acquisition, nor does it reflect certain other adjustments that would be required for pro forma financial information prepared in accordance with Regulation S-X. Some financial information in this offering circular has been rounded and, as a result, the figures shown as totals in this offering circular may vary slightly from the exact arithmetic aggregation of the figures that precede them. Estimated financial information for 2024 and 2025 is based on management’s estimates and projections and is preliminary, unaudited and subject to completion. This information reflects management’s current views and may change as a result of actual results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to performance of Cirrata Group’s and Beat Capital Partner’s business during the remainder of the year. Any such changes could be material. For these or other reasons, the financial estimates may not ultimately be indicative of the Company’s results for full year 2024 and is not a guarantee of future performance or outcomes and actual results may differ materially from those described above. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Non-GAAP Financial Data In addition to reporting the Company’s quarterly financial results in accordance with GAAP, the Company is reporting non-GAAP financial measures: EBITDA and EBITDA Margin. These amounts are derived from our consolidated financial information, but are not presented in our consolidated financial statements prepared in accordance with GAAP. We present non-GAAP supplemental financial information because we believe such information is of interest to the investment community, and that it provides greater transparency and enhanced visibility into the underlying drivers and performance of our businesses on a basis that may not be otherwise apparent on a GAAP basis. We view these non-GAAP financial measures as important indicators when assessing and evaluating our performance on a segmented and consolidated basis and they are presented to improve the comparability of our results between periods by eliminating the impact of the items that may not be representative of our core operating performance. These non-GAAP financial measures are not substitutes for the Company’s GAAP reporting, should not be viewed in isolation and may differ from similar reporting provided by other companies, which may define non-GAAP measures differently. These non-GAAP financial measures are also presented on a forward-looking basis. Ambac does not provide a reconciliation of non-GAAP measures on a forward-looking basis where we believes such reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items included in/excluded from the GAAP financial measures without unreasonable efforts. Where to Find Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed sale of Ambac Assurance Corporation ("AAC") to Oaktree by Ambac (the “proposed transaction”). In connection with the proposed transaction, Ambac intends to file a proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Ambac. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed by Ambac with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Ambac’s other filings with the SEC may also be obtained from the Company. Free copies of documents filed with the SEC by Ambac will be made available free of charge on the Company’s investor relations website at https://ambac.com/investor-relations/investor-overview/default.aspx. Participants in the Solicitation Ambac and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Ambac is set forth in its definitive proxy statement, which Ambac filed with the SEC on April 26, 2024. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.

Ambac Redefined: A Pure-Play P&C Platform – 2025 and Beyond

Ambac 2025

- A pure-play P&C business focused on the dynamic MGA sector following the completion of two strategic transactions: (1) Sale of Legacy Financial Guarantee business and (2) Acquisition of controlling interest in Beat
- Positioned to be the premier destination for specialty programs & MGAs

Diversified and growing platform

- ~$1.8B[1] of premium across 45 programs[1] elevates Ambac's scale to effectively compete and grow in the specialty program space
- A high-growth, global, and predominantly fee-based business

Compelling value narrative

- Opportunity for direct investment into the attractive MGA sector supported by secular trends
- Scalable high margin business targeting high growth specialty E&S segment
- Financial flexibility for future capital management

1. Includes both Cirrata (inclusive of the Beat acquisition) and Everspan Gross Written Premiums and program partners and based on management estimates, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially.

PAGE 3

Ambac

PAGE 4 NYSE: AMBC ~$380M Net Hold Co. Assets1,2 1. Assumes the sale of the AAC business and the purchase of Beat, assuming the repayment of debt related to the Beat acquisition 2. Based on estimates, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially. 3. Book Value represents Ambac’s Stockholders’ interest in Everspan as of 03/31/24 (see slide 34) 4. British Pounds to US Dollar at $1.27 5. Includes preliminary estimate of US GAAP equivalent results for Beat 6. Gross Written Premiums 7. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures “Ambac 2025” Future State Insurance Distribution $196M Revenue2,4,5 in ‘25E $31M of EBITDA2,4,5,7 in ’25E Specialty Program Insurer $500M of GWP2,6,7 in ’25E $11M EBITDA2,7 in ’25E $122M of Book Value3 as of 1Q24 Capital-light, high-growth Insurance Distribution platform

PAGE 5 Two-Step Path to Achieving the Future State “Ambac 2025” The sale of AAC crystalizes value from our Legacy Finacial Guarantee run-off business The acquisition of Beat aligns with our vision of being the premier destination for MGAs for $282M Acquiring a (60%) controlling interest in for $420M of cash + warrants to buyer Divesting the Legacy Financial Guarantee business via a (100%) sale to &

Strategic Transaction Highlights

Sale of AAC for $420M; 9.9%[3] AFG warrants issued to Oaktree

- **Stability** – Removes volatility related to long-tail run-off liabilities, significant financial leverage and interest rate sensitivity
- **Warrants** – Ambac controls settlement currency (cash or net stock settlement)
  - Strike price of $18.50
  - Net share issuance based on dollar value in the money
- **Price –** Comprehensive strategic review process achieved a valuation of ~50% ABV, in-line with comparable peer[1] trading multiples; includes the **transfer of over $1B of long-term debt** and obligations for auction market preferred shares

Acquisition of 60% of Beat for $282M

- **Growth** – Provides two paths for earnings growth—(1) organic expansion and (2) the acquisition of non-controlling interests beginning in 2026
- **Scale** – Accelerates scale of Ambac's Specialty P&C platform and provides efficiencies that are expected to translate into a P&C industry normalized valuation
- **Alignment of Interest** – Portion of purchase price paid in Ambac stock - signals sellers' conviction in Ambac's long-term strategy
- **Price** – Represents forward EBITDA multiple of ~16x , a discount to current high-growth, high-margin distribution peers[2]

1. AAC Peers: AGO, MBIA
2. Insurance Broker/Distribution Peers: AJG, BRO, BWIN, ERIE, RYAN
3. 9.9% is tied to the 3/31 shares outstanding pro forma for the issuance of the warrants.

PAGE 6

Ambac

AMBAC 2025 CAPITAL-LIGHT, HIGH-GROWTH INSURANCE DISTRIBUTION PLATFORM

PAGE 8 Become the premier pure-play MGA platform specialist attracting high quality, entrepreneurial talent Our Vision Direct exposure into the growing and dynamic global MGA and E&S program market Superior return profile compared to general P&C Create the Premier Destination for MGAs Goal Opportunity Outcome

PAGE 9 Permanent Capital Partnership Model MGA/Program Pure-Play Risk & Control Environment Nimble Structure Private Equity Roll-ups Large, Publicly Traded Brokers Large Private Consolidators Strengthened capital and strategic position supports profile as an attractive destination for MGAs/MGUs Well Positioned to Compete in Program & MGA Sector

Ambac's Cirrata + Beat Overview

cirrata

- Cirrata and Beat both employ a partnership model to align interests
- Cirrata and Beat offer the potential for revenue, capital, and expense synergies
- Cirrata is focused on building a portfolio of distribution and underwriting businesses, targeting specialty MGAs/MGUs
- Cirrata and Beat offer top-tier underwriting and management teams the tools, resources, and investment needed to grow, achieve superior returns, and create long-term value

2023A[1]	2024E[1]	2025E Combined[2,3,4]
$231M Premium	~$300M Premium	~$1.3B Premium
$51M Revenue	~$68M Revenue	~$195M Revenue
22% EBITDA[5] Margin	Low-20s EBITDA[5] Margin	High-20s EBITDA[5] Margin

1. Cirrata only, before the Beat acquisition
2. Combined is the consolidation of 2025 full year management estimates for Cirrata and Beat Capital, Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially.
3. British Pounds to US Dollar at $1.27
4. Beat management provided estimate of US GAAP equivalent results
5. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures

PAGE 10

Ambac

PAGE 11 $44.8 $50.7 $60.8 $11.9 $13.7 $18.9 $292.7 $377.5 $533.8 2021A 2022A 2023A Revenue EBITDA GWP 1. Gross Written Premiums 2. Includes investment income and estimated for profit commissions under US GAAP for 2021-2023 3. Estimated US GAAP equivalent results 4. Refer to slides 34 for a reconciliation of Non-GAAP financial measures Cirrata: Beat Has a Strong Performance History $Millions CAGR from 2021A to 2023A GWP1,4: 37.4% Revenue2,3,4: 16.5% EBITDA3,4: 26.0% EBITDA Margin3,4 expanded by 450bps to 31% over this same period EBITDA is not adjusted for de novo startup costs; the EBITDA run-rate excluding those costs would be incrementally higher Beat’s track record on GWP, revenue, and EBITDA has demonstrated strong, consistent growth 4 4

PAGE 12 Advances insurance underwriting and distribution strategy and improves margin profile Creates global specialty MGA platform, expanding access to capital Provides immediate scale and diversification to the Cirrata platform while supporting future growth Aligns interests between Ambac and Beat Capital shareholders through ownership structure Presents clear path to achieving Ambac’s long-term goals with the benefit of revenue, expense and capital synergies Expected to generate mid- teen returns on invested capital over time Positions specialty insurance platform to deliver significant, incremental value for Ambac’s shareholders Beat Acquisition Creates a Leading Global MGA Platform

Everspan: Specialty P&C Program Insurer Overview

Everspan | AM BEST A- Excellent

- Established in 2021
- Everspan reached initial profitability in 3Q23 and has produced improving underwriting results over the last six quarters
- May retain up to 30% program risk
- Pathway to mid-teen ROEs at scale
- Highly selective ~5% submission acceptance
- Rigorous risk management and oversight of program partners
- 23 Programs/MGA partners

2023A	2024E[2]	2025E[2]
$273M GWP[1,3]	~$400M Premium	+$500M Premium
$80M NWP[4]	~$125M NWP[4]	+$150M NWP
$8M of Program Fees	~$12M of Program Fees	+$16M of Program Fees

1. Gross Written Premiums
2. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially.
3. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures
4. Net Written Premium

PAGE 13

Ambac

PAGE 14 Combined Ratio 1. Expense Ratio is defined as acquisition costs and general and administrative expenses, reduced by program fees divided by net premiums earned 0% 50% 100% 150% 200% 2022A 2023A 2024E Loss Ratio Expense Ratio • Employs disciplined underwriting strategy, beginning with rigorous program partner selection process • Evaluates all MGAs utilizing a “gross line” underwriting strategy – regardless of retained risk level • Utilizes sliding scale commissions to help manage underwriting results and align interests • Achieved necessary scale and initial underwriting profitability as of 3Q23 • Accretive fee income expected to increase from growing ceded premiums Everspan: Underwriting Results Improving with Scale Earnings profile expected to strengthen as scale benefits the combined ratio and accretive fee income

PAGE 15 MGA Programs2Premium Production1 (in millions, unless otherwise noted) $42 MILLION3,4 of P&C EBITDA in 2025E 1. Premium production includes Gross Written Premiums at Everspan and Premiums Placed at Cirrata 2. MGA Programs count includes owned MGAs at Cirrata and Everspan’s MGA programs 3. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially. 4. Includes management estimates for both Cirrata (post Beat acquisition) and Everspan 5. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures Cirrata & Everspan Combined Production $130 $282 $504 $700 $700 2021 2022 2023 2024E 2024E Combined 3YR Goal +$1.5B 10 17 27 30 30 2021 2022 2023 2024E 2024E Combined 3YR Goal +50 3 33,4 3,433 115% CAGR ’21-’24E

"Ambac 2025" Expected Sources of Value

cirrata Beat Capital Partners

- $1.3B of placed premium[1]
- $195M of revenue[1]
- High-20s EBITDA margins[3]
- High growth
- Pure fee business; no balance sheet risk

~$31M 2025E EBITDA[1,6]

Valuation ~ Insurance Broker EBITDA[5] multiple

+

Everspan

- $500M of GWP[1,6]
- $150M of NWP[1]
- Mid-90s Combined Ratio
- Low-mid double-digit ROE
- Highly accretive program fee generator

~ $11M EBITDA[5] 2025E[1,6]

$122M Book Value as 1Q24

Valuation ~ Specialty P&C Insurer EBITDA [5] or BV multiple

+

Ambac

- Cash & Investments make up most of net assets
- Initial Hold Co. cash G&A Exp. ~$30M[1]; long-term goal of ~$20M
- $1.3B of NOLs – Potential incremental value

~$380M of Net Assets[4]

Valuation ~ Fair Market Value of Assets

"Ambac 2025" sum-of-the-parts supports significant investor value potential

1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially.
2. Book value is Ambac Stockholders' Equity as shown on slide 34
3. EBITDA Margin calculated as EBITDA/Total (Segment) Revenue
4. Assumes for the sale of the AAC business and the purchase of Beat, assuming the repayment of debt related to the Beat acquisition, see slide 31
5. Gross Written Premiums
6. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures

PAGE 16

Ambac

SALE OF LEGACY FINANCIAL GUARANTEE BUSINESS AMBAC HAS SIGNED A DEFINITIVE AGREEMENT TO SELL 100% OWNERSHIP IN AMBAC ASSURANCE CORPORATION AND AMBAC ASSURANCE UK LIMITED ("AAC") TO FUNDS MANAGED BY OAKTREE CAPITAL MANAGEMENT, L.P. (“OAKTREE”)

PAGE 18 Strategic Rationale for the Sale of the Legacy Financial Guarantee Business Attractive Return on a time & risk adjusted basis Increased financial flexibility for capital deployment and management Reduces earnings volatility and uncertainty Cements Ambac as a pure-play Specialty P&C company Simplifies & clarifies Ambac’s go-forward strategy

PAGE 19 Key Transaction Details Overview Financial Impact Use of Proceeds 9.9% equity warrants issued to buyer priced at $18.50 per share Selling 100% of AAC to Oaktree Estimated closing 4Q24 $420M cash sale price with potential upward adjustments1 AFG Pro-forma Book Value $857M1 Everspan capacity expansion to support new growth opportunities Cirrata M&A opportunities Cirrata put/call obligations $983M of surplus note debt+ AMPS eliminated] $19B reduction of insured risk (net par outstanding) AFG preserves ~$1.3B of NOLs Financial flexibility for future capital management 1. Based on the arithmetic sum of the historical results for Cirrata Group and Beat Capital Partners and does not give effect to the acquisition, nor does it reflect certain other adjustments that would be required for pro forma financial information prepared in accordance with Regulation S-X.

PAGE 20 Pro-forma Financial Impact1 of AAC Sale (in millions) 1Q24 Actual 1Q24 Pro-Forma3 % Change Total assets $8,429 $1,396 (83%) Loss and loss adjustment expense reserves $851 $237 (72%) Long-term debt $999 $0 (100%) Adjustable Market Preferred “AMPS” $115 $0 (100%) Insured net par outstanding “NPO” $19,031 $0 (100%) Book value2 $1,365 $857 (37%) Book Value per Share2,4 $30.19 $18.96 (37%) Tangible Book Value2 $1,002 $728 (27%) Tangible Book Value per Share2,4 $22.16 $16.11 (27%) Debt/Equity % 73% 0% (100%) Reserves/Equity % 62% 28% (55%) 1. Excludes any impact related to the acquisition of Beat Capital 2. Excludes impact of transaction expenses 3. Preliminary estimate subject to change 4. Bases on a 45.2 million share count as of March 31, 2024 Ambac’s balance sheet materially de-risked post AAC sale; completes shift to a capital-light business

AMBAC ACQUIRING BEAT CAPITAL PARTNERS AMBAC HAS SIGNED A DEFINITIVE AGREEMENT TO ACQUIRE A 60% STAKE IN BEAT CAPITAL PARTNERS (“BEAT”), A LONDON-BASED UNDERWRITING FRANCHISE AND MANAGING GENERAL AGENCY (MGA) PLATFORM

Ambac Acquiring Beat Capital Partners

Ambac Financial Group to acquire a 60% controlling interest in Beat from Bain Capital and Beat Management cirrata

Insurance Distribution
$68M Revenue in '24E[1]
$13M of EBITDA[1,4]

+

Beat Capital Partners

A Leading London-Based Underwriting & MGA Platform
$90M Revenue[1,2,3] in '24E
$27M of EBITDA[1,2,3,4]

Combining Cirrata & Beat Capital Creates 2024E Combined[1]

- **~$1 billion** of GWP[4,5]
- **~$150 million** of revenue
- **~25%** EBITDA margins[4]

Adds scale, diversification and capabilities to Ambac's insurance distribution platform (Cirrata)

1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially.
2. British Pounds to US Dollar at $1.27
3. Preliminary estimated US GAAP equivalent
4. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures
5. Gross Written Premiums

PAGE 22

Ambac

PAGE 23 Strategic Rationale for Beat Acquisition Scales and diversifies Cirrata into a leading MGA platform Accelerates progress toward achieving our 3-year goal of +$100M of EBITDA1 Beat platform and leadership team are an MGA growth engine Strong strategic and cultural alignment Opportunity for operational and business synergies 1. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures

PAGE 24 Transaction Summary Terms Financing Estimated closing 3Q24 Acquiring 60% of Beat, a premier underwriting platform for $282M Beat Management & Bain Capital each retaining 20% ownership in Beat Funded with a mix of cash, committed financing, and up to $40M of AFG common stock to Bain Capital and Beat Management Multi-year put/call structure aligns for a long-term partnership Transaction values Beat at ~$460M

PAGE 25 $534M1 & $733M1,2 GWP4,5 in 2023A & 2024E FY21 – FY23 GWP4,5 CAGR ~20% A Leading UK MGA Based on 2022 Revenue Management of Lloyd’s Syndicate & Bermuda Reinsurer ~$90M1,2 Revenue 2024E ’23 EBITDA3,4 Margin ~27% Highly regarded and experienced management team 11 franchises writing 22 lines of business • Established in 2017 • Backs leading specialty underwriters to establish their own underwriting franchises • Pursues a partnership model with underwriting management holding a material interest in their franchise • Provides a full range of shared services • Operates 11 underwriting franchises across 22 lines of specialty business in the UK, U.S. and Bermuda • Proven leadership team to remain invested in the platform 1. British Pounds to US Dollar at 1.25 (2023) and 1.27 (2024) 2. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially. 3. Based on preliminary estimated US GAAP financials 4. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures 5. Gross Written Premiums Beat is a rapidly expanding & profitable international underwriting & MGA platform Beat Capital Partners Business Overview

Connecting Risk to Capital

Beat Capital Partners

Oversight	Underwriting Management	Access to Capital
Underwriting Franchises	**Managed Portfolios**	**Long-term Capital Partners Including:**

Underwriting Franchises

London / Bermuda

MUNITUS INSURANCE · BRACE · HORACE · CHORD RE · TEGRON SPECIALTY · alcor · SATINWOOD · CONVERGENCE · RedRiff

USA

BRACE

Managed Portfolios

LLOYD'S
- Syndicates 4242 & 1416

CADENZA RE

Strategic Capital Partners
- Third-party carriers

Long-term Capital Partners Including:

- Global (Re)insurers
- ILS Managers
- HNW Investors
- Private Equity
- Pension Funds

~80% of capacity for 2023 provided by partners that participate on a "whole account" or "multi-class" basis

1. BCPL owns majority stakes in individual MGA franchises
2. Capacity providers can back Beat MGA units via Lloyd's, Bermuda or directly
3. Beat benefits from a broad spectrum of long-term capital partners (inc. Beat Shareholders)

Management of Lloyd's Syndicates & Cadenza Re increases capital access

PAGE 26

Ambac

Cirrata + Beat = Well Diversified Portfolio with Attractive Margins

Beat Portfolio (2024E[1] GWP[3,4] of ~$733M) + Cirrata Portfolio (2024E[1] GWP[3,4] of ~$300M)

Beat by Risk Type



21%
18%
15%
11%
7%
7%
6%
6%
5%
4%
Niche Specialty Risks
Small Property
Large Property
Specialty Reinsurance
Professional E&O
Energy
Credit
Environmental Insurance
Professional D&O
Other

Cirrata by Risk Type[2]



33%
24%
27%
8%
5%
3%
Employee stop loss
Limited & Short-term medical
Specialty commercial auto
Marine
Professional liability
Other

Cirrata + Beat by Risk Type



16%
14%
11%
8%
8%
7%
6%
5%
5%
5%
4%
3%
3%
2%
1%
Niche Specialty Risks
Small Property
Large Property
Specialty Reinsurance
Employee stop loss
Specialty commercial auto
Limited & Short-term medical
Professional E&O
Energy
Credit
Environmental Insurance
Other
Professional D&O
Marine
Professional liability

Cirrata & Beat portfolios are focused on U.S. E&S market

1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially.
2. Based on 2023A business mixRefer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures
3. Gross Written Premiums
4. British Pounds to US Dollar at $1.27

PAGE 27

PAGE 28 $16 Cirrata '25E Combined '25E $58 $359 Cirrata '25E Combined '25E Premium Production1 (in millions, unless otherwise noted) EBITDA4 (100% for consolidation) (in millions) $80 Cirrata '25E Combined '25E $196 $13 Cirrata '25E Combined '25E $31 EBITDA4 (AFG’s Interest; excluding Everspan) (in millions) Revenue (in millions) A Compelling Long-term Opportunity for Cirrata 1 1,2 1 1,2,3 1 1 1,2 1,2,3 $1.3B Growing Cirrata EBITDA4 margins to mid-to-high 20s and generating a mid-teen ROIC 1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially. 2. British Pounds converted to US Dollar at $1.27 3. Represents full year, 60% interest in Beat Capital Partners 4. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures

PAGE 29 EBITDA Walk on Non-Controlling Interests “NCI” 1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially. 2. British Pounds converted to US Dollar at $1.27 3. Refer to slides 31 & 32 for a reconciliation of Non-GAAP financial measures Opportunity to grow EBITDA via Beat’s NCI at attractive multiples (in millions) 2024E 2025E Cirrata EBITDA $ 13.2 $ 15.8 Beat EBITDA $ 26.6 $ 43.3 Consolidated Cirrata EBITDA $ 39.8 $ 59.1 Beat Noncontrolling interests - MGAs $ 8.2 $ 13.4 Beat Noncontrolling interests - Bain Capital and Beat Management $ 7.3 $ 12.0 Total Beat Noncontrolling interests $ (15.6) $ (25.4) Noncontrolling interests - Cirrata $ (2.3) $ (2.8) Total Noncontrolling interests $ (17.9) $ (28.2) EBITDA attributable to Ambac common shareholders $ 22.0 $ 30.9 Reflects 31% ownership by MGA management teams Reflects 20% ownership by Bain Capital and 20% by Beat Management Reflects ~20% ownership by MGA management teams

APPENDIX

Reconciliation of Non-GAAP Earnings Measures by Reporting Segment (2023)

Year Ended December 31, 2023

($ in millions)	AAC	SPC	ID	CORP	CONS
Gross Written Premiums	$ 14.8	$ 273.3			$ 288.1
Net premiums written	(35.5)	79.8			44.4
Net premiums placed			$ 230.6		230.6
Revenues:					
Net premiums earned	26.0	51.9			78.0
Commission income			51.3		51.3
Program fees		8.4			8.4
Net investment income	127.0	3.8	0.1	$ 9.3	140.1
Net investment gains (losses), including impairments	(22.5)	—		0.1	(22.5)
Net gains (losses) on derivative contracts	(0.7)			(0.3)	(1.0)
Other income	14.5	—	0.2	—	14.7
Total revenues and other income	**$ 144.3**	**$ 64.1**	**$ 51.5**	**$ 9.1**	**$ 269.1**

($ in millions)	AAC	SPC	ID	CORP	CONS
Expenses:					
Losses and loss adjustment expenses	$ (69.3)	$ 36.7			$ (32.6)
Amortization of deferred acquisition costs, net	—	10.6			10.6
General and administrative expenses [1]	106.3	16.5	$ 10.6	$ 21.3	154.6
Commission expense			29.5		29.5
Total expenses included for EBITDA	**37.0**	**63.7**	**40.1**	**21.3**	**162.1**
EBITDA [2]	**107.3**	**0.4**	**11.5**	**(12.2)**	**107.0**
Less: Interest expense	64.0				64.0
Less: Depreciation expense [1]	1.3	—	—	0.3	1.7
Less: Intangible amortization	24.7		4.2		28.9
Pretax income (loss)	**17.2**	**0.4**	**7.3**	**(12.5)**	**12.4**
Provision (benefit) for income taxes	8.4	—	0.2	(1.2)	7.4
Less: net (gain) loss attributable to noncontrolling interest		—	(1.3)		(1.3)
Plus: gain on purchase of auction market preferred shares	—				—
Net income (loss) attributable to common stockholders	**$ 8.8**	**$ 0.3**	**$ 5.8**	**$ (11.3)**	**$ 3.6**

AAC = Legacy Financial Guarantee Insurance, SPC = Specialty Property & Casualty Insurance, ID = Insurance Distribution, CORP = Corporate & Other and CONS = Consolidated

1. The Consolidated Statements of Comprehensive Income presents the sum of these items as General and Administrative Expenses.
2. EBITDA is prior to the impact of noncontrolling interests and relates to subsidiaries where Ambac does not own 100% in the amount of $2.1 for the year ended December 31, 2023. Noncontrolling interests are primarily in the Insurance Distribution segment.

PAGE 31

Ambac

Reconciliation of Non-GAAP Earnings Measures by Reporting Segment (First Quarter 2024)

The Company reports its results of operations in three segments: Legacy Financial Guarantee Insurance, Specialty Property and Casualty Insurance and Insurance Distribution, separate from Corporate and Other, which is consistent with the manner in which the Company's chief operating decision maker ("CODM") reviews the business to assess performance and allocate resources. See *Note 1. Background and Business Description* of Ambac's Annual Report on Form 10-K for a description of each of the Company's business segments.

Three Months Ended March 31, 2024

($ in millions)	AAC	SPC	ID	CORP	CONS
Gross Written Premiums	$ 1.7	$ 96.4			$ 98.1
Net premiums written	1.5	26.2			27.8
Premiums placed			$ 90.1		90.1
Revenues:					
Net premiums earned	7.5	25.6			33.1
Commission income			17.7		17.7
Program fees		2.6			2.6
Net investment income	38.0	1.4	0.1	$ 2.2	41.7
Net investment gains (losses), including impairments	0.6	—		—	0.6
Net gains (losses) on derivative contracts	1.8			—	1.7
Other income	5.2	—	0.1	—	5.3
Total revenues and other income	**$ 53.1**	**$ 29.5**	**$ 17.9**	**$ 2.1**	**$ 102.6**

($ in millions)	AAC	SPC	ID	CORP	CONS
Expenses:					
Losses and loss adjustment expenses (benefit)	$ (20.7)	$ 19.4			$ (1.4)
Amortization of deferred acquisition costs, net	—	4.4			4.4
General and administrative expenses [1]	21.4	3.9	$ 3.1	$ 6.8	35.2
Commission expense			9.8		9.8
Total expenses included for EBITDA	**0.7**	**27.7**	**12.9**	**6.8**	**48.1**
EBITDA [2]	**52.4**	**1.8**	**5.0**	**(4.7)**	**54.5**
Less: Interest expense	16.0				16.0
Less: Depreciation expense [1]	0.2	—	—	0.3	0.5
Less: Intangible amortization	11.3		1.1		12.5
Pretax income (loss)	**24.8**	**1.8**	**3.8**	**(5.0)**	**25.5**
Income tax expense (benefit)	4.6	0.1	0.1	(0.1)	4.8
Net income (loss)	**20.2**	**1.7**	**3.7**	**(4.9)**	**20.8**
Less: Net (gain) attributable to noncontrolling interest		—	(0.7)		(0.7)
Net income (loss) attributable to common stockholders	**$ 20.2**	**$ 1.7**	**$ 3.0**	**$ (4.9)**	**$ 20.1**

AAC = Legacy Financial Guarantee Insurance, SPC = Specialty Property & Casualty Insurance, ID = Insurance Distribution, CORP = Corporate & Other and CONS = Consolidated

1. The Consolidated Statements of Comprehensive Income presents the sum of these items as General and Administrative Expenses.
2. EBITDA is prior to the impact of noncontrolling interests and relates to subsidiaries where Ambac does not own 100% in the amount of $0.9 for the three months ended March 31, 2024 Noncontrolling interests are primarily in the Insurance Distribution segment.

PAGE 32

Ambac

Ambac's Operating Segment Highlights

($ in millions)	Legacy Financial Guarantee Insurance	Specialty Property & Casualty Insurance	Insurance Distribution	Corporate & Other	Consolidated
Three Months Ended March 31, 2024					
Gross Written Premiums	$ 1.7	$ 96.4			$ 98.1
Net premiums written	1.5	26.2			27.8
Total revenues	53.1	29.5	$ 17.9	$ 2.1	102.6
Total expenses	28.2	27.7	14.0	7.1	77.1
Pretax income (loss)	24.8	1.8	3.8	(5.0)	25.5
EBITDA(1)	52.4	1.8	5.0	(4.7)	54.5
Ambac Stockholders' Equity (2)	928.3	121.9	105.6	209.4	1,365.2
Non-redeemable noncontrolling interest	50.9	2.0			53.0
GAAP equity	$ 979.2	$ 123.9	$ 105.6	$ 209.4	$ 1,418.2
Three Months Ended March 31, 2023					
Gross Written Premiums	$ 8.9	$ 51.8			$ 60.7
Net premiums written	8.8	9.2			18.0
Total revenues	31.8	9.2	$ 14.5	$ 2.0	57.5
Total expenses	63.9	10.0	11.0	1.6	86.4
Pretax income (loss)	(32.1)	(0.8)	3.6	0.4	(28.8)
EBITDA(1)	(9.3)	(0.8)	4.5	0.5	(5.1)
Ambac Stockholders' Equity(2)	824.2	111.2	93.8	224.3	1,253.6
Non-redeemable noncontrolling interest	50.9	2.0			52.9
GAAP equity	$ 875.1	$ 113.2	$ 93.8	$ 224.3	$ 1,306.5

1. See slide 33 for EBITDA reconciliation to Net income (loss)
2. Represents the consolidated share of Ambac stockholders equity for each Segment and includes intercompany eliminations

PAGE 33

Ambac

Beat US Adjusted EBTIDA & Revenue Bridge

	2023	2022	2021
GBP/USD Conversion Rate	1.25	1.21	1.35
UK GAAP Profit Before Tax (£ GBP)[1]	**13,329**	**7,518**	**27,848**
(-) UK GAAP PnL on Disposal of Ops[2]	-	1,888	(19,198)
(+) UK GAAP Other Comprehensive Income	554	-	-
(+) UK GAAP Net Finance Income /Exp[3]	136	282	17
(-) UK GAAP PC Booked	(2,052)	(1,144)	(735)
(+) US GAAP PC Acceleration[4]	4,004	3,598	1,541
(+) US GAAP Bonus Adjustment[5]	(838)	(810)	(651)
Estimated US GAAP Adj EBITDA (£ GBP)[6]	15,133	11,332	8,822
Estimated US GAAP Adj EBITDA ($USD)	**18,917**	**13,712**	**11,910**
UK GAAP Revenue (£ GBP)	**46,520**	**40,434**	**50,832**
(-) UK GAAP PnL on Disposal of Ops[2]	168	1,888	(19,198)
(-) UK GAAP PC Booked	(2,052)	(1,144)	(735)
(+) US GAAP PC Acceleration[4]	4,004	3,598	1,541
Estimated US GAAP Adj Revenue (£ GBP)	48,640	44,776	32,440
Estimated US GAAP Adj Revenue ($USD)[6]	**60,800**	**54,179**	**43,795**

1. UK GAAP figures for 2023 & 2022 are sourced directly from PWC 2023 audit, while 2021 figures are sourced from A&M diligence. Figures are
2. Removing consideration for the sale of MGA Tarian for a "run rate" view of business. A&M Provided figures from Q of E analysis
3. A&M provided figures from Q of E analysis related to non-cash depreciate/amortization and interest expense.
4. US GAAP allows for booking a reasonable estimate for profit contingents in the year of account, as opposed to the year of settlement – Ambac's estimates were reviewed by A&M and found to be consistent with US GAAP revenue recognition with reasonable estimates of program profit. – Estimate for current year of account were provided by AON
5. Ambac takes a more conservative view on discretionary bonus and would accordingly accrue for their payment. 2022 & 2021 are estimated based on A&M support provided for 2023
6. Adjusted EBITDA and Adjusted Revenue figures are presented as "run rate" US ESTIMATES and exclude the impact of one time events

PAGE 34

Ambac

PAGE 35 About Ambac Ambac Financial Group, Inc. (“Ambac” or “AFG”) is a financial services holding company headquartered in New York City. Ambac’s core business is a growing specialty P&C distribution and underwriting platform. Ambac also has a legacy financial guaranty business in run off. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business- related information. For more information, please go to www.ambac.com. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. Contact Charles J. Sebaski 212.208.3177 IR@ambac.com HEAD OF INVESTOR RELATIONS Kate Smith DIRECTOR OF COMMUNICATIONS 212.208.3452 Ksmith@ambac.com